UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 8, 2023

LAFAYETTE SQUARE USA, INC.
(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-01427	87-2807075

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 SW 7th St, Unit 1911, Miami, Florida	33130-2992
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (786) 598-2089

________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective March 8, 2023, Patrick McMahon no longer serves as director of Lafayette Square USA, Inc. (the “Company”). In connection with Mr. McMahon’s resignation, there were no disagreements with the Company, known to an executive officer of the Company, on any matter relating to the Company’s operations, policies or practices.
Effective March 8, 2023, the board of directors of the Company appointed and Levee Brooks, age 40, to replace Mr. McMahon as an interim director of the Company. Mr. Brooks has been the Chief Operating Officer (“COO”) of Marsh & McLennan Companies, Inc. (“Marsh”), North America since 2020. Prior to joining Marsh, Mr. Brooks was Managing Director and Global Head of Client Management, Fund Management and Change Management for the Consumer & Investment Management Division within Goldman Sachs. The Board of Directors of the Company (the “Board”) believes Mr. Brooks’ leadership experience in various fund management roles, as well as his experience as COO and various board directorships (including being a board member on the Board of Directors for the Cerebral Palsy Foundation, a Trustee for St. Benedict’s Preparatory School, and a member of the Diversity & Inclusion Board for The Peck School) made him an appropriate and viable candidate as a member of the Board. We expect to appoint Mr. Brooks to the Pricing Committee, Nominating and Corporate Governance Committee, and the Audit Committee.
Forward-Looking Statements
This Current Report on Form 8-K may contain certain forward-looking statements, including statements with regard to the future performance and operation of the Company. Words such as “believes,” “expects,” “projects” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, and some of these factors are enumerated in the filings the Company makes with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward- looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lafayette Square USA, Inc.

Date: March 14, 2023	By:	/s/ Damien Dwin
	Name:	Damien Dwin
	Title:	Chief Executive Officer